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Investment Research and Management


AllianceBernstein Wealth Strategies(SM)
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RETIREMENT SHARES PROSPECTUS--March 1, 2005,
as amended May 23, 2005
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Wealth Strategies
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Portfolio solutions designed to balance risk and return.


Wealth Strategies
o  Wealth Appreciation Strategy
o  Balanced Wealth Strategy
o  Wealth Preservation Strategy


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


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Investment Products Offered
o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed
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2


TABLE OF CONTENTS

                                                                          Page
RISK/RETURN SUMMARY                                                          3
AllianceBernstein Wealth Appreciation Strategy                               4
AllianceBernstein Balanced Wealth Strategy                                   5
AllianceBernstein WealthPreservationStrategy                                 7

SUMMARY OF PRINCIPAL RISKS                                                   9

PRINCIPAL RISKS BY STRATEGY                                                 11

FEES AND EXPENSES OF THE STRATEGIES                                         11

INVESTING IN THE STRATEGIES                                                 14
How To Buy Shares                                                           14
The Different Share Class Expenses                                          14
Distribution Arrangements for Group Retirement
  Plans                                                                     15
Payments To Financial Intermediaries                                        15
How To Exchange Shares                                                      16
How To Sell or Redeem Shares                                                16
Frequent Purchases and Redemptions of Strategy
  Shares                                                                    16
How The Strategies Value Their Shares                                       18

GLOSSARY                                                                    18

DESCRIPTION OF THE STRATEGIES                                               19
Investment Objectives and Principal Policies                                19
Description of Investment Practices
  of the Underlying Portfolios                                              31

MANAGEMENT OF THE STRATEGIES                                                36

Adviser                                                                     36
Portfolio Manager                                                           36
Legal Proceedings                                                           36
Performance of Equity and Fixed Income
  Investment Teams                                                          38

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          41

GENERAL INFORMATION                                                         42

FINANCIAL HIGHLIGHTS                                                        43


The Strategies' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Wealth Strategies(SM). You will find additional information about each Strategy, including a detailed description of the risks of an investment in each Strategy, after this Summary.

The Risk/Return Summary describes each Strategy's objectives, principal investment strategies, principal risks and fees. Each Strategy's Summary page includes a short discussion of some of the principal risks of investing in that Strategy. A further discussion of these and other risks begins on page 9.

More detailed descriptions of the Strategies, including the risks associated with investing in the Strategies, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

For each Strategy that has completed at least one calendar year of operations, the Risk/Return Summary includes a table showing its average annual returns, before and (for Class A shares) after taxes, and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each relevant Strategy by showing:

o how the Strategy's average annual returns for one, five, and 10 years (or over the life of the Strategy if the Strategy is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Strategy's performance from year to year over 10 years (or over the life of the Strategy if the Strategy is less than 10 years old).

A Strategy's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Strategies. An investment in a Strategy is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


3


AllianceBernstein Wealth Appreciation Strategy
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OBJECTIVE:

The Strategy seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios (each an "Underlying Portfolio" and together the "Underlying Portfolios") representing a variety of asset classes and investment styles that are also managed by Alliance Capital Management L.P. (the "Adviser"). The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class              Underlying Portfolio                 Targeted Blend
-------------------------------------------------------------------------------
Stock                    U.S. Large Cap Growth                   24.00%
                         U.S. Value                              24.00%
                         U.S. Small/Mid-Cap Growth                7.50%
                         U.S. Small/Mid-Cap Value                 7.50%
                         International Growth                    13.50%
                         International Value                     13.50%
Real Estate              Global Real Estate Investment           10.00%

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using the fundamental value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing primarily in U.S. companies and the remaining 30% in Underlying Portfolios investing primarily in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blend.

Information relating to the principal investment strategies and risks of each Underlying Portfolios appears below under "Investment objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk and pooled investment risk.

PERFORMANCE TABLE AND BAR CHART

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.


4


AllianceBernstein Balanced Wealth Strategy
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OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class              Underlying Portfolio                 Targeted Blend
-------------------------------------------------------------------------------
Stock                    U.S. Large Cap Growth                   15.50%
                         U.S. Value                              15.50%
                         U.S. Small/Mid-Cap Growth                3.75%
                         U.S. Small/Mid-Cap Value                 3.75%
                         International Growth                     8.25%
                         International Value                      8.25%
Real Estate              Global Real Estate Investment           10.00%
Bond                     High-Yield                               7.00%
                         Intermediate Duration                   28.00%

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in Real Estate Investment Trusts ("REITS") is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest primarily in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


5


AllianceBernstein Balanced Wealth Strategy (continued)
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In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock.

Normally, the Strategy targets a 60% weighting for Underlying Portfolios that invest primarily in equity securities and a 40% weighting for Underlying Portfolios that invest primarily in debt securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend.

Information relating to the Principal Investment Strategies and of each Underlying Portfolio appear below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk, and pooled investment risk.

PERFORMANCE TABLE AND BAR CHART

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.

6


AllianceBernstein Wealth Preservation Strategy
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OBJECTIVE:

The Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class              Underlying Portfolio                 Targeted Blend
-------------------------------------------------------------------------------
Stock                    U.S. Large Cap Growth                    7.50%
                         U.S. Value                               7.50%
                         U.S. Small/Mid-Cap Growth                1.25%
                         U.S. Small/Mid-Cap Value                 1.25%
                         International Growth                     3.75%
                         International Value                      3.75%
Real Estate              Global Real Estate Investment           10.00%
Bond                     Inflation Protected Securities          10.00%
                         Intermediate Duration                   27.50%
Short                    Short-term Duration                     27.50%
Duration
Bond
-------------------------------------------------------------------------------

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest primarily in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in REITS is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest primarily in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


7


AllianceBernstein Wealth Preservation Strategy (continued)
-------------------------------------------------------------------------------
In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for Underlying Portfolios that invest primarily in debt securities and a 30% weighting for Underlying Portfolios that invest primarily in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest primarily in U.S. companies and the remaining 30% in Underlying Portfolios that invest in primarily companies outside the United States. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, currency risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.

PERFORMANCE TABLE AND BAR CHART

There is no bar chart or performance table for the Strategy because it had not on December 31, 2004, completed a full calendar year of operations.


8


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's portfolio as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. The Strategies will indirectly be subject to the risks of any Underlying
Portfolios in which they invest. The Strategies could be subject to additional principal risks because the types of investments made by the Strategies can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Strategies, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Strategies is subject to market risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Strategy's investments in income-producing, fixed-income (i.e., debt) securities through investments in Underlying Portfolios. Increases in interest rates may cause the value of a Strategy's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Because the Underlying Portfolios may invest in debt securities such as bonds, notes and asset-backed securities, each of the Strategies is subject to interest rate risk.

Even the AllianceBernstein Wealth Preservation Strategy is subject to interest rate risk despite the fact that they invest, either directly or through Underlying Portfolios, substantial portions of their assets in high quality debt securities. Interest rate risk is generally greater, however, for the AllianceBernstein Balanced Wealth Strategy because it may invest, either directly or through Underlying Portfolios, significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

Interest rate risk is generally greater for Strategies that invest to a material extent, either directly or through Underlying Portfolios, in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. The values of mortgage-related and asset-backed securities are affected more by changes in interest rates because when interest rates rise, the maturities of these securities tend to lengthen. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Strategies must reinvest their assets in debt securities with lower interest rates.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Strategies because they invest, either directly or through Underlying Portfolios, in fixed-income securities, and it may be particularly significant for the AllianceBernstein Balanced Wealth Strategy because, when the Adviser believes that conditions favoring such securities are compelling, it may invest significantly, either directly or through Underlying Portfolios, in lower-rated securities. As a result of their investments, either directly or through Underlying Portfolios, in non-U.S. securities, the Strategies are also subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. currencies may negatively affect the value of a Strategy's investments. Each of the Strategies will be subject to this risk because each may invest, either directly or through Underlying Portfolios, in non-U.S. securities.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in non-U.S. countries. Strategies investing, either directly or through Underlying Portfolios, in non-U.S. securities may experience more rapid and extreme changes in value than Strategies with investments solely in securities of U.S. companies. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Strategy's investments, either directly or through Underlying Portfolios, in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Strategy could lose its entire investment.

LEVERAGING RISK

When a Strategy borrows money or otherwise leverages its portfolio, the value of an investment in that Strategy will be more volatile and all other risks will tend to be compounded. Each of the Strategies may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

DERIVATIVES RISK

Each of the Strategies may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. Generally, however, the Strategies, or the Underlying Portfolios, use derivatives as direct investments to earn income and broaden Strategy diversification, which entails greater risk than if derivatives were


9


used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous price. Each Strategy is subject to liquidity risk because its non-U.S. investments and securities involving substantial market and/or credit risk can be hard to sell.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Strategy's investments, either directly or through Underlying Portfolios, in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

MANAGEMENT RISK

Each Strategy is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended result.

POOLED INVESTMENT RISK

The Strategies invest in Underlying Portfolios managed by the Advisor. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Advisor is committed to minimizing such impact on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Advisor will at all times monitor the impact on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.


10


PRINCIPAL RISKS BY STRATEGY

The following chart summarizes the principal risks of each Strategy. Risks not marked for a particular Strategy may, however, still apply to some extent to that Strategy at various times.


                                    Interest                           Non-U.S.
                          Market      Rate      Credit    Currency    Investment   Leveraging
Strategy                   Risk       Risk       Risk       Risk        Risk         Risk
---------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Appreciation
  Strategy                   o         o                     o           o            o
AllianceBernstein
  Balanced Wealth
  Strategy                   o         o          o          o           o            o
AllianceBernstein
  Wealth Preservation
  Strategy                   o         o          o          o           o            o


                                                           Capital-      Manage-      Pooled
                            Derivatives     Liquidity      ization        ment      Investment
Strategy                      Risk           Risk           Risk          Risk         Risk
----------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth Appreciation
  Strategy                     o              o              o             o            o
AllianceBernstein
  Balanced Wealth
  Strategy                     o              o              o             o            o
AllianceBernstein
  Wealth Preservation
  Strategy                     o              o              o             o            o


FEES AND EXPENSES OF THE STRATEGIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategies.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                        Class A          Class R        Class K        Class I
                                                         Shares           Shares         Shares         Shares
                                                      ------------   ------------   ------------   ------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     None (a)           None          None           None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                           None (a)           None          None           None

Exchange Fee                                            None               None          None           None

(a) In some cases, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Strategies" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information ("SAI").


11


ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including Underlying Portfolio fees) that you may pay if you buy and hold shares of a Strategy. Each Strategy will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in the Strategy for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. They also assume that your investment has a 5% return each year, that the Strategy's and the Underlying Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples are based on the estimated Total Annual Strategy and Underlying Portfolios Net Expenses and such expenses without waivers and/or expense reimbursements thereafter. If the Examples reflected only the Net Expenses of such Strategies, the expenses would be lower.


                              Operating Expenses
------------------------------------------------------------------------
AllianceBernstein
Wealth Appreciation
Strategy                        Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management Fees (a)               .65%       .65%       .65%       .65%
Distribution and
  Shareholder Services
  (12b-1) Fees                    .30%       .50%       .25%      None
Transfer Agency Fees              .11%       .26%       .20%       .12%
Other Expenses                    .10%       .10%       .10%       .10%
Total Fund Operating
  Expenses (a)                   1.16%      1.51%      1.20%       .87%
Estimated Indirect
  Expenses of
  Underlying Portfolio (b)        .07%       .07%       .07%       .07%
Net Expenses                     1.23%      1.58%      1.27%       .94%

                               Examples
----------------------------------------------------------------------

                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 Year                   $  545     $  161     $  129     $   96
After 3 Years                  $  799     $  499     $  403     $  300
After 5 Years                  $1,072     $  880     $  697     $  520
After 10 Years                 $1,850     $1,878     $1,534     $1,155


                              Operating Expenses
------------------------------------------------------------------------
AllianceBernstein
Balanced Wealth
Strategy                        Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management Fees (a)               .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                    .30%       .50%       .25%      None
Transfer Agency Fees              .09%       .26%       .20%       .12%
Other Expenses                    .05%       .05%       .05%       .05%
Total Fund Operating
  Expenses (a)                    .99%      1.36%      1.05%       .72%
Estimated Indirect
  Expenses of
  Underlying Portfolio (b)        .08%       .08%       .08%       .08%
Net Expenses                     1.07%      1.44%      1.13%       .80%

                               Examples
----------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 Year                   $  529     $  147     $  115     $   82
After 3 Years                  $  751     $  456     $  359     $  255
After 5 Years                  $  990     $  767     $  622     $  444
After 10 Years                 $1,675     $1,724     $1,375     $  990


                              Operating Expenses
------------------------------------------------------------------------
AllianceBernstein
Wealth Preservation
Strategy                        Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management Fees (a)               .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                    .30%       .50%       .25%      None
Transfer Agency Fees              .07%       .26%       .20%       .12%
Other Expenses                    .13%       .13%       .13%       .13%
Total Fund Operating
  Expenses (a)                   1.05%      1.44%      1.13%       .80%
Estimated Indirect
  Expenses of
  Underlying Portfolio (b)        .07%       .07%       .07%       .07%
Net Expenses                     1.12%      1.51%      1.20%       .87%

                               Examples
----------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 Year                   $  534     $  154     $  122     $   89
After 3 Years                  $  766     $  477     $  381     $  278
After 5 Years                  $1,016     $  824     $  660     $  482
After 10 Years                 $1,730     $1,802     $1,455     $1,073


*    Assumes redemption at end of period.

**   Assumes no redemption at end of period.

(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

(b) Estimated indirect expenses of Underlying Portfolios are based upon the target allocation of the Strategy's assets among the Underlying Portfolios, as well as expenses of the Underlying Portfolios assets, and may be higher or lower than those shown above.


12


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                 AllianceBernstein Wealth Appreciation Strategy
------------------------------------------------------------------------------------
                                                         Hypothetical
                           Hypothetical                     Expenses     Hypothetical
            Hypothetical     Earnings     Investment   (Current Expense      Ending
Year         Investment    Performance   After Returns   Ratio = 1.23%)   Investment
------      -----------    -----------   -------------  --------------   -------------
 1           $10,000.00      $  500.00     $10,500.00      $  129.15      $10,370.85
 2           $10,370.85      $  518.54     $10,889.39      $  133.94      $10,755.45
 3           $10,755.45      $  537.77     $11,293.23      $  138.91      $11,154.32
 4           $11,154.32      $  557.72     $11,712.03      $  144.06      $11,567.98
 5           $11,567.98      $  578.40     $12,146.38      $  149.40      $11,996.98
 6           $11,996.98      $  599.85     $12,596.82      $  154.94      $12,441.88
 7           $12,441.88      $  622.09     $13,063.98      $  160.69      $12,903.29
 8           $12,903.29      $  645.16     $13,548.45      $  166.65      $13,381.81
 9           $13,381.81      $  669.09     $14,050.90      $  172.83      $13,878.07
10           $13,878.07      $  693.90     $14,571.98      $  179.24      $14,392.74
------------------------------------------------------------------------------------
Cumulative                   $5,922.52                     $1,529.81


                  AllianceBernstein Balanced Wealth Strategy
------------------------------------------------------------------------------------
                                                         Hypothetical
                            Hypothetical                    Expenses     Hypothetical
            Hypothetical      Earnings    Investment   (Current Expense     Ending
Year         Investment     Performance  After Returns   Ratio = 1.07%)   Investment
------      -----------    -----------   -------------  --------------   -------------
 1           $10,000.00      $  500.00     $10,500.00      $  112.35      $10,387.65
 2           $10,387.65      $  519.38     $10,907.03      $  116.71      $10,790.33
 3           $10,790.33      $  539.52     $11,329.84      $  121.23      $11,208.61
 4           $11,208.61      $  560.43     $11,769.05      $  125.93      $11,643.12
 5           $11,643.12      $  582.16     $12,225.27      $  130.81      $12,094.46
 6           $12,094.46      $  604.72     $12,699.18      $  135.88      $12,563.30
 7           $12,563.30      $  628.17     $13,191.47      $  141.15      $13,050.32
 8           $13,050.32      $  652.52     $13,702.84      $  146.62      $13,556.22
 9           $13,556.22      $  677.81     $14,234.03      $  152.30      $14,081.72
10           $14,081.72      $  704.09     $14,785.81      $  158.21      $14,627.60
------------------------------------------------------------------------------------
Cumulative                   $5,968.80                     $1,341.19


                  AllianceBernstein Wealth Preservation Strategy
------------------------------------------------------------------------------------
                                                         Hypothetical
                           Hypothetical                    Expenses      Hypothetical
            Hypothetical      Earnings    Investment   (Current Expense     Ending
Year         Investment     Performance  After Returns   Ratio = 1.12%)   Investment
------      -----------    -----------   -------------  --------------   -------------
 1           $10,000.00      $  500.00     $10,500.00      $  117.60      $10,382.40
 2           $10,382.40      $  519.12     $10,901.52      $  122.10      $10,779.42
 3           $10,779.42      $  538.97     $11,318.39      $  126.77      $11,191.63
 4           $11,191.63      $  559.58     $11,751.21      $  131.61      $11,619.60
 5           $11,619.60      $  580.98     $12,200.58      $  136.65      $12,063.93
 6           $12,063.93      $  603.20     $12,667.13      $  141.87      $12,525.25
 7           $12,525.25      $  626.26     $13,151.52      $  147.30      $13,004.22
 8           $13,004.22      $  650.21     $13,654.43      $  152.93      $13,501.50
 9           $13,501.50      $  675.08     $14,176.58      $  158.78      $14,017.80
10           $14,017.80      $  700.89     $14,718.69      $  164.85      $14,553.84
------------------------------------------------------------------------------------
Cumulative                   $5,954.29                     $1,400.46


13


INVESTING IN THE STRATEGIES

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates.

Class A, Class R, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

The Strategies may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of this Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is:

                                     Distribution and/or
                                     Service (Rule 12b-1)
                                     Fee (as a Percentage
                                     of Aggregate Average
                                       Daily Net Assets)
                                     --------------------
Class A                                      0.30%*
Class R                                      0.50%
Class K                                      0.25%
Class I                                      None


* The Rule 12b-1 plan for Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit such payments to 0.30% of such assets.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A and Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


14


Class A Shares

Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Strategies' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, K and I Shares--Certain Group Retirement Plans

Class R, K and I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS
FOR GROUP RETIREMENT PLANS

Each Strategy offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Strategies' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and the Strategies' SAI. Group retirement plans also may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Strategies' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- 12b-1 fees

- additional distribution support

- defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above some or all of which may be paid to financial intermediaries, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.


15


The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell
AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" in this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

A.G. Edwards
AIG Advisor Group
American Express Financial Advisors
AXA Advisors
Bank of New York
Bank One Securities Corp.
Charles Schwab
Chase Investment Services
Citigroup Global Markets
Commonwealth Financial
IFMG Securities
ING Advisors Network
Legg Mason
Lincoln Financial Advisors
Linsco Private Ledger
Merrill Lynch
Morgan Stanley
Mutual Service Corporation
National Financial
NPH Holdings
PFS Investments
Piper Jaffray
Raymond James
RBC Dain Rauscher
Securities America
Signator Investor
SunTrust Bank
UBS Financial
Uvest Financial Services
Wachovia Securities
Wells Fargo

Although the Strategies may use brokers or other financial intermediaries who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o  Selling Shares Through Your Financial Intermediary

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inoppor-


16


tune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Each Strategy may invest significantly in Underlying Portfolios that invest in foreign securities. As a result, the Strategies may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they invest in Underlying Portfolios that invest in certain fixed-income securities, such as high yield bonds, asset-backed securities or municipal bonds, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and


17


exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES

Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board of Trustees of the AllianceBernstein Porfolios. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.

GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.


18


Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o  ARMS, which are adjustable-rate mortgage securities;

o  SMRS, which are stripped mortgage-related securities;

o  CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE STRATEGIES

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal strategies and risks. Of course, there can be no assurance that any Strategy will achieve its investment objective.

Please note that:

o Additional discussion of the Strategies' investments, including the risks of the investments, can be found in the discussion under "Description of Additional Investment Practices" following this section.

o The description of the principal risks for a Strategy may include risks described in the "Summary of Principal Risks" above. Additional information about the risks of investing in a Strategy can be found in the discussion under "Additional Risk Considerations."

o Additional descriptions of each Strategy's strategies, investments and risks can be found in the Strategies' SAI.

o Except as noted, the Strategies' investment objectives and policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's portfolio after they are purchased by the Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY

AllianceBernstein Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


19


In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, the Adviser normally targets a blend of Underlying Portfolios investing in approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents of the Strategy's investments in Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring Underlying Portfolios investing in U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy towards the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy's targeted blend is an equal weighting of investments in growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing in U.S. companies and the remaining 30% in Underlying Portfolios investing in companies outside the United States. The Adviser will allow investments in growth and value style Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Advisor believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

The Strategy may use derivatives, such as options, futures, forwards and swaps.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. The Strategy invests in Underlying Portfolios with equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets its investments in Underlying Portfolios to achieve a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and


20


the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy generally allocates 60% of its net assets to Underlying Portfolios investing in equity securities and 40% of its net assets to Underlying Portfolios investing in debt securities with a goal of providing moderate upside potential without excessive volatility. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in of growth and value stocks (50% each). The Adviser will also allow the percentage of the Strategy's net assets invested in Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component in Underlying Portfolios investing across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in Underlying Portfolios investing in equities of U.S. companies and the remaining 30% in Underlying Portfolios investing in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents of the Strategy's investment in Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 60% weighting for investments in Underlying Portfolios investing in equity securities and a 40% weighting for investments in Underlying Portfolios investing in debt securities. The Adviser will allow the relative weightings of the Strategy's investments in Underlying Portfolios investing primarily in equity and debt securities, respectively, to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In selecting fixed-income investments for the Underlying Portfolios the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Underlying Portfolios, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in Underlying Portfolios investing in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI. For more information about the risks associated with investment in lower rated securities, see "Lower-Rated Securities" below.


21


The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser.

The Adviser will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Strategy invests in a portfolio of Underlying Portfolios investing in equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios investing in equity securities and 70% in Underlying Portfolios investing in debt securities with a goal of providing reduced volatility and modest upside potential. By investing in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50% each). The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in Underlying Portfolios that invest in equities of U.S. companies and the remaining 30% in Underlying Portfolios that invest in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the Strategy's net assets toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


22


Normally, the Strategy targets a 70% weighting for Underlying Portfolios investing in debt securities and a 30% weighting for Underlying Portfolios investing in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style allocated to Underlying Portfolios that invest in U.S. companies and the remaining 30% allocated to Underlying Portfolios that invest in companies outside the United States. The Adviser will allow the relative weightings of these geographical subcomponents to vary, but only within by 65% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-indexed bonds). In selecting debt securities these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios, in which the Strategy invests, will invest in fixed-income securities of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

PORTFOLIO HOLDINGS

Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Wealth Strategies monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Strategy, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage of the breakdown of the Strategy's investments by country, sector and industry, as applicable. The Strategies' SAI includes a description of the policies and procedures that apply to disclosure of each Strategy's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by


23


Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.

Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000R Growth Index. While the market capitalizations of companies in the Russell 1000R Growth Index ranged from $501 million to almost $381 billion as of March 31, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").


24


The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.


25


Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervalua-tion and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


26


Normally, about 60 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus,


27


by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO

AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


28


Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of April 30, 2005, the index's duration was 5.75 years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o  U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o  floating rate or master demand notes.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $41 million to approximately $7.8 billion as of March 31, 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one


29


of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $27 million to $7.8 billion as of March 31, 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diver-


30


sified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF INVESTMENT PRACTICES OF THE UNDERLYING PORTFOLIOS

This section describes the Underlying Portfolios' investment practices and associated risks. Unless otherwise noted, an Underlying Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities

Each Underlying Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, an Underlying Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of an Underlying Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Underlying Portfolios' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Currency Swaps

Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contrac-


31


tual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Options and Futures

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by an Underlying Portfolio is "covered" if the Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Portfolio is covered if the Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if an Underlying Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Underlying Portfolio owns or has the right to acquire. An Underlying Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by an Underlying Portfolio were exercised, the Underlying Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Underlying Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. An Underlying Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by an Underlying Portfolio in negotiated transactions are illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Non-U.S. Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and an Underlying Portfolio could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Portfolio's position, the Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Underlying Portfolios that may invest in options on non-U.S. currencies, see the Underlying Portfolios' SAI for further discussion of the use, risks, and costs of options on non-U.S. currencies.


32


Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Underlying Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Underlying Portfolio intends to purchase at a later date.

An Underlying Portfolio will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. An Underlying Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Underlying Portfolio and the currencies and futures contracts subject to outstanding options written by the Underlying Portfolio would exceed 50% of its total assets.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, an Underlying Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

An Underlying Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by an Underlying Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Underlying Portfolio would have to be exercised in order for the Underlying Portfolio to realize any profit and (ii) the Underlying Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Underlying Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Underlying Portfolios will be able to utilize these instruments effectively. In addition, an Underlying Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to an Underlying Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities. Each Underlying Portfolio may lend portfolio securities amounting to not more than 331?3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. An Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit an Underlying Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, an Underlying Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, an Underlying Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Underlying Portfolio enters into repurchase agreements.

Rights and Warrants. An Underlying Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities


33


themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but an Underlying Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. If Alliance were to forecast incorrectly the direction of exchange rate, interest rate, and price movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but an Underlying Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If an Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Underlying Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's net asset value.

Forward Non-U.S. Currency Exchange Contracts. An Underlying Portfolio may purchase or sell forward non-U.S. currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward non-U.S. currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

An Underlying Portfolio may enter into a forward non-U.S. currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When Alliance believes that a non-U.S. currency may suffer a substantial decline against the U.S. Dollar, a Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Underlying Portfolio's securities denominated in such non-U.S. currency, or when Alliance believes that the U.S. Dollar may suffer a substantial decline against a non-U.S. currency, an Underlying Portfolio may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount ("position hedge"). An Underlying Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, an Underlying Portfolio may, in the alternative, enter into a forward non-U.S. currency exchange contract to sell a different non-U.S. currency for a fixed U.S. Dollar amount where the Underlying Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward non-U.S. currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Underlying Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Portfolio than if it had not entered into such forward non-U.S. currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for an Underlying Portfolio to hedge against a devaluation that is so generally anticipated that the Underlying Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, an Underlying Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of an Underlying Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if


34


they meet certain liquidity guidelines established by an Underlying Portfolio.

An Underlying Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which an Underlying Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o  Enter into foreign currency exchange contracts;

o  Enter into swap transactions;

o  Enter into repurchase agreements and reverse repurchase agreements;

o  Enter into standby commitment agreements;

o  Invest in convertible securities;

o  Invest up to 15% of its total assets in illiquid securities;

o  Invest in the securities of supranational agencies and other
"semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o  Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o  Invest in variable, floating, and inverse floating rate investments; and

o  Invest in zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolio's investment practices and associated risks can be found in the Strategies' SAI.

Future Developments

An Underlying Portfolio may, with appropriate notice to shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover

Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS

Alliance publishes a complete schedule of the portfolio holdings for the Underlying Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Underlying Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally


35


remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's holdings. These policies and procedures are also available at www.AllianceBernstein.com.

MANAGEMENT OF THE STRATEGIES

ADVISER

As noted above, each Strategy's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2004 totaling approximately $487 billion (of which approximately $162 billion represented assets of investment companies). As of September 30, 2004, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's Fortune 100 companies), for public employee retirement funds in 40 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, with more than 125 separate portfolios, managed by the Adviser currently have approximately 6.8 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities to the Strategies. For these advisory services, each of the Strategies paid Alliance during the fiscal year ended August 31, 2004 a percentage of average daily net assets as follows:

                                   Fee as Strategy
                                  average percentage
                                   of average daily              Fiscal Year or
Strategy                             net assets*                  Period Ended
--------                          ------------------            ----------------
AllianceBernstein
  Wealth Appreciation
  Strategy                               0.44%                      8/31/04
AllianceBernstein
  Balanced Wealth
  Strategy                               0.33%                      8/31/04
AllianceBernstein
  Wealth Preservation
  Strategy                               0.07%                      8/31/04

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The management of and investment decisions for the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. Day-to-day responsibility for coordinating the Strategies' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team. Mr. Masters is an Executive Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since 2002. Prior to 2002, Mr. Masters was the Adviser's Chief Investment Officer for Emerging Markets Value Equities.

LEGAL PROCEEDINGS

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's inves-


36


tigations. In addition, the Independent Trustees of the Strategies (the "Independent Trustees") have initiated an investigation of the abovementioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits malting factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Strategies as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS

Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


37


Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through September 30, 2004. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2004 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and Emerging Markets Value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International Emerging Market Index (the "MSCI EM Index") is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, which consists of 26 emerging market country indices.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The Lehman US Credit Bond Index Unhedged is the U.S. Credit component of the U.S. Government/Credit index. The unmanaged index is comprised of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

The Lehman Intermediate US Credit Unhedged is the Intermediate component of the U.S. Credit index. Securities in the intermediate maturity range of the unmanaged U.S. Credit Index must have a maturity from 1 up to (but not including) 10 years.

The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The Lehman 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch US High Yield Master II Index is an unmanaged index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds must have at least one year remaining term to maturity and must be rated below investment grade based on a composite of Moody's and S&P.

The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index comprised of US Government securities, including agency


38


securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by Alliance's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by Alliance in managing a Strategy were to perform relatively poorly, and/or if Alliance were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.


39


HISTORICAL ACCOUNTS
For Periods ended September 30, 2004, with their Aggregate Assets as of September 30, 2004

                                              Assets                                                       Since    Inception
Investment Teams and Benchmarks           (In Millions)        1 Year     3 Years    5 Years  10 Years   Inception     Date
------------------------------------------------------------------------------------------------------------------------------
Equity
------------------------------------------------------------------------------------------------------------------------------
US Large Cap Growth                         $21,031.0           6.53%      -1.19%     -6.67%    10.36%     14.79*%    12/31/77
  Russell 1000 Growth                                           7.51%       1.61%     -6.78%     8.71%
US Large Cap Value                          $15,108.4          18.70%       8.92%      7.36%                6.79%      3/31/99
  Russell 1000 Value                                           20.51%       7.57%      4.31%     3.98%
International Large Cap Growth               $1,838.5          18.14%       9.61%      0.20%     4.93%      6.49%     12/31/90
  MSCI EAFE Growth                                             16.66%       7.12%     -4.37%     1.65%      3.18%
International Large Cap Value                $3,410.4          26.83%      15.05%      5.82%     9.00%     10.19%      6/30/92
  MSCI EAFE Value                                              27.54%      11.10%      2.49%     6.26%      8.64%
Small/Mid Cap Growth                         $1,344.6          16.13%       6.99%                          -7.82%      9/30/00
  Russell 2500 Growth Index                                    11.69%       9.21%                          -7.13%
Small/Mid Cap Value                            $687.8          25.95%      18.42%                          15.72%     12/31/00
  Russell 2500 Value Index                                     24.56%      17.56%                          12.06%
Global Real Estate                             $101.5          32.34%                                      32.34%      9/30/03
  EPRA/NAREIT Index (Global REIT)                              30.92%                                      30.92%
------------------------------------------------------------------------------------------------------------------------------
Fixed Income
------------------------------------------------------------------------------------------------------------------------------
SCB Short Duration Plus Fund                   $422.9           1.37%       3.18%      4.83%     5.32%      5.94%     12/31/88
  Merrill Lynch 1-3 yr. Treasury Index                          1.13%       3.19%      5.16%     5.77%      6.48%
Investment Grade US Bonds                    $2,525.1           4.16%       7.15%      8.31%     8.08%      8.14%     12/31/86
  Lehman US Credit Unhedged                                     4.44%       7.67%      8.37%     8.32%      8.43%
TIPS                                            $12.8           5.23%       8.04%      8.93%                8.58%      3/31/99
  Lehman Interm Tips Index                                      5.75%       8.39%      9.19%                8.19%
Investment Grade Corporates                  $3,558.4           5.36%       7.86%      8.82%     8.58%      7.97%     12/31/91
  Lehman Intermediate US Credit Unhedged                        3.69%       6.87%      7.94%     7.81%      7.41%
High Yield                                     $349.8          10.57%       9.96%      4.78%     8.47%      9.32%     12/31/86
  Merrill Lynch High Yield Master II                           12.35%      12.22%      6.02%     7.84%      9.02%
------------------------------------------------------------------------------------------------------------------------------
Tax Managed
------------------------------------------------------------------------------------------------------------------------------
SCB Short Diversified Muni Fund                $250.8           1.21%       2.33%      3.34%                3.70%      10/3/94
  Lehman 1 Year Muni Index                                      1.13%       2.46%      3.66%                4.15%
SCB Intermediate Diversified Muni Fund       $2,511.6           2.73%       4.18%      5.23%     5.32%      5.74%       1/9/89
  Lehman 5 Year General Obligation
  Muni Index                                                    2.09%       4.87%      5.75%     5.75%      6.24%
SCB Tax Managed International Fund           $4,613.4          18.34%      12.04%      3.73%     7.34%      8.61%      6/22/92
  MSCI EAFE Index                                              22.08%       9.12%     -0.85%     4.02%      6.20%
------------------------------------------------------------------------------------------------------------------------------

* These strategies have inception dates that are earlier then the inception dates of their style-specific indices. Shown above are the inception dates for the strategies. Since inception returns of 9/30/04. The Inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns of the US Large Cap Growth Strategy and that benchmark from that date through 9/30/04 were 14.85% and 12.00%, respectively. The inception date for the Russell 1000 Value Index is December 31, 1978; the total returns of the US Large Cap Value Strategy and that benchmark from that date through 9/30/04 were 15.65% and 14.33%, respectively.


40


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Strategies. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30%


41


on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds or Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund or Strategy account and to reduce expenses of the Fund or Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


42


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Strategy's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Strategies' financial statements, is included in each Strategy's Annual Report, which is available upon request.


43



                                                Income from Investment Operations              Less Dividends and Distributions
                                            ------------------------------------------   ------------------------------------------
                                                          Net Realized    Net Increase
                                Net Asset                and Unrealized    (Decrease)    Dividends    Distributions
                                 Value,        Net       Gain (Loss) on   in Net Asset    from Net    in Excess of    Distributions
                                Beginning   Investment      Investment     Value from   Investment   Net Investment     from Net
                                of Period  Income (a)(b)   Transactions    Operations     Income         Income      Realized Gains
                                ---------  -------------  --------------  ------------  ----------   --------------  --------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Period from September 2,
2003* to August 31, 2004           $10.00        $.03           $.91          $.94        $(.03)            $0               $0

Class R
Period from February 17,
2004** to August 31, 2004          $11.29        $.02          $(.42)        $(.40)          $0             $0               $0

AllianceBernstein
Balanced Wealth Strategy

Class A
Period from September 2,
2003* to August 31, 2004           $10.00        $.15           $.73          $.88        $(.10)            $0               $0

Class R
Period from February 17,
2004** to August 31, 2004          $10.99        $.08          $(.25)        $(.17)       $(.05)            $0               $0

AllianceBernstein
Wealth Preservation Strategy

Class A
Period from September 2,
2003* to August 31, 2004           $10.00        $.18           $.55          $.73        $(.11)            $0               $0

Class R
Period from February 17,
2004** to August 31, 2004          $10.66        $.11          $(.09)         $.02        $(.06)            $0               $0


*    The Strategy commenced operations on this date.

**   Commencement of distribution.

(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, each Strategy's investment policies were modified. As a result, each Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(d)  Annualized.


44


                                                                 Total
                                       Total      Net Asset   Investment
                                     Dividends      Value,    Return Based
                                         and        End of    on Net Asset
                                   Distributions    Period      Value(c)
                                  --------------   ---------  ------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Period from September 2,
2003* to August 31, 2004               $(.03)       $10.91        9.36%

Class R
Period from February 17,
2004** to August 31, 2004                 $0        $10.89       (3.54)%

AllianceBernstein
Balanced Wealth Strategy

Class A
Period from September 2,
2003* to August 31, 2004               $(.10)       $10.78        8.83%

Class R
Period from February 17,
2004** to August 31, 2004              $(.05)       $10.77       (1.54)%

AllianceBernstein
Wealth Preservation Strategy

Class A
Period from September 2,
2003* to August 31, 2004               $(.11)       $10.62        7.31%

Class R
Period from February 17,
2004** to August 31, 2004              $(.06)       $10.62         .21%


                                                               Ratios/Supplemental Data
                              -----------------------------------------------------------------------------------------
                                                              Ratios to Average Net Assets of:
                                                     ------------------------------------------------
                                                       Expenses,           Expenses,
                                                        Net of              Before
                                   Net Assets,          Waivers/            Waivers/           Net
                                  End of Period        Reimburse-          Reimburse-       Investment       Portfolio
                                 (000's Omitted)        ments(d)            ments(d)       Income(b)(d)    Turnover Rate
                                 ---------------     ------------         ------------     ------------    -------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Period from September 2,
2003* to August 31, 2004               $91,136            1.55%               2.03%             .33%             28%

Class R
Period from February 17,
2004** to August 31, 2004                  $10            1.70%               2.18%             .32%             28%

AllianceBernstein
Balanced Wealth Strategy

Class A
Period from September 2,
2003* to August 31, 2004              $185,724            1.25%               1.67%            1.57%             59%

Class R
Period from February 17,
2004** to August 31, 2004                  $10            1.40%               1.79%            1.48%             59%

AllianceBernstein
Wealth Preservation Strategy

Class A
Period from September 2,
2003* to August 31, 2004               $64,467            1.26%               1.91%            1.90%            126%

Class R
Period from February 17,
2004** to August 31, 2004                  $12            1.40%               2.10%            1.91%            126%


45


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46


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47


For more information about the Strategies, the following documents are available upon request:

o  Annual and Semi-Annual Reports to Shareholders

The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the auditor's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       Alliance Global Investor Services
               P.O. Box 786003
               San Antonio, TX 78278-6003

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategies are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov


Privacy Notice (This information is not part of the Prospectus)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

AllianceBernstein Portfolios: 811-05088 (formerly named AlliancePortfolios)

o Wealth Appreciation Strategy

o Balanced Wealth Strategy

o Wealth Preservation Strategy


RETWEALSTRATPRO0305